SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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CORTELCO SYSTEMS PUERTO RICO, INC.
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CORTELCO SYSTEMS PUERTO RICO, INC.
Parque Industrial Caguas Oeste, Road 156 Km 58.2 Caguas, Puerto Rico 00727-0137
(787) 758-0000

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 18, 2005

To our Shareholders:

     The 2004 Annual Meeting of Shareholders of Cortelco Systems Puerto Rico, Inc. (the “Company”) will be held at the Company’s office located at Parque Industrial Caguas Oeste Road 156 Km 58.2, Caguas, PR 00727-0137 on January 18, 2005, beginning at 11:00 a.m. (local time). At the meeting, the Company’s shareholders will vote on the following proposals to:

1.	Elect two Class III directors to serve on the Corporation’s Board of Directors for a term expiring at the 2007 annual meeting of shareholders or until his successor is duly elected and qualified.

2.	Ratify the appointment of Horwath Vélez & Co as the Company’s independent accountants for the fiscal year ending July 31, 2005.

      Shareholders also will transact any other business that properly comes before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

     Only shareholders of record at the close of business on November 15, 2004, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof. A list of such shareholders will be available for inspection by any shareholder at the Company’s office located at Parque Industrial Caguas Oeste, Road 156 Km. 58.2 Caguas, PR 00727-0137, during ordinary business hours beginning January 18, 2005, and continuing through the meeting.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR PUERTO RICO. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

By Order of the Board of Directors,

/s/ Francisco Sanchez

Francisco Sanchez Secretary

November 24, 2004

CORTELCO SYSTEMS PUERTO RICO, INC.
Parque Industrial Caguas Oeste, Road 156 Km 58.2 Caguas, Puerto Rico 00727-0137
(787) 758-0000

PROXY STATEMENT
FOR
2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 18, 2005

     This Proxy Statement is being furnished in connection with the solicitation of proxies by Cortelco Systems Puerto Rico, Inc. (the “Company”), on behalf of its Board of Directors, for use at the 2004 Annual Meeting of Shareholders and any postponement or adjournment thereof. The meeting will be held at the Company’s office located at Parque Industrial Caguas Oeste, Road 156 Km 58.2 Caguas, PR 00727-0137, on January 18, 2005, beginning at 11:00 a.m. (local time).

     At the meeting, the Company’s shareholders will be asked to vote on proposals to (1) elect two Class III directors to serve on the Corporation’s Board of Directors for a term expiring at the 2007 annual meeting of shareholders, and (2) ratify the appointment of Horwath Vélez & Co. PSC as the Company’s independent accountants for the fiscal year ending July 31, 2005. The proposals are set forth in the accompanying Notice of 2004 Annual Meeting of Shareholders and are described in more detail in this Proxy Statement. Shareholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the meeting, although the Board of Directors knows of no such other business to be presented.

     By submitting your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Robert Schnabl, the Company’s President and Chief Executive Officer; and Francisco Sanchez, the Company’s Chief Financial Officer, Vice President-Finance and Administration and Secretary – to represent you and vote your shares of the Company’s common stock on these proposals at the meeting in accordance with your instructions. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any postponement or adjournment of the meeting.

     The Company’s 2004 Annual Report to Shareholders (the “Annual Report”), which includes the Company’s financial statements, accompanies this Proxy Statement. Although the Annual Report is being distributed with this Proxy Statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

     This Proxy Statement and the accompanying materials are first being sent or given to the Company’s shareholders on or about November 24, 2004.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

INFORMATION ABOUT THE MEETING

What is the purpose of the meeting?

     At the meeting, the Company’s shareholders will vote on the following proposals to:

        1.       Elect two Class III directors to serve on the Corporation’s Board of Directors for a term expiring at the 2007 annual meeting of shareholders; and

        2.       Ratify the appointment of Horwath Vélez & Co. PSC as the Company’s independent accountants for the fiscal year ending July 31, 2005.

      In addition, the Company’s management will report on the performance of the Company during fiscal 2004 and will respond to appropriate questions from shareholders.

Who is entitled to vote?

     The record date for the meeting is November 15, 2004. Only shareholders of record at the close of business on November 15, 2004, are entitled to receive notice of the meeting and to vote the shares of the Company’s common stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to one vote on each matter voted on at the meeting. At the close of business on the record date, there were 1,604,557 outstanding shares of common stock.

Am I entitled to vote if my shares are held in “street name”?

     If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on certain “discretionary” items (such as Proposals 1 and 2), but will not be permitted to vote your shares on certain “non-discretionary” items. In the case of non-discretionary items, any shares not voted by your nominee will be considered “broker non-votes.”

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the record date will constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.

What happens if a quorum is not present at the meeting?

     If a quorum is not present at the scheduled time of the meeting, the chair of the meeting or the holders of a majority of the shares present at the meeting, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

How do I vote my shares?

     You may vote or provide voting instructions by mail. If you are a registered shareholder, you may vote by properly completing, signing, dating, and returning the accompanying proxy card. If you are a beneficial owner of shares held in “street name,” you may provide voting instructions to the brokerage firm, bank, or other nominee that holds your shares by properly completing, signing, dating, and returning the voting instruction form provided to you by your nominee. The enclosed postage-paid envelope requires no additional postage if it is mailed in the United States or Puerto Rico.

     You may vote in person at the meeting. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. In addition, the Company will pass out written ballots to registered shareholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in “street name” and wish to vote at the meeting, you will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds your shares.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting in any of the following ways: (1) by properly completing, signing, dating, and returning another proxy card with a later date; (2) if you are a registered shareholder, by voting in person at the meeting; (3) if you are a registered shareholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting; or (4) if you are a beneficial owner of shares held in “street name,” by following the instructions given by the brokerage firm, bank or other nominee that holds your shares. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

Who will count the votes?

     Computershare Trust Company, the transfer agent for the Company’s common stock, will tabulate and certify the shareholder votes submitted by proxy. A representative of Computershare Trust Company will serve as the inspector of election at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

     Your Board of Directors recommends that you vote:

       1.      FOR the election of the nominees named in this Proxy Statement as the Class III directors of the Company to serve on the Board of Directors for a term expiring at the 2007 annual meeting of shareholders; and

       2.      FOR the ratification of the appointment of Horwath Vélez & Co. PSC as the Company’s independent accountants for the fiscal year ending July 31, 2005.

What happens if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals.

Will any other business be conducted at the meeting?

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required for action to be taken on each proposal?

     Election of Directors. Two nominees that receive a plurality of the votes cast at the meeting will be elected as the Class III directors of the Company to serve on the Board of Directors for a term expiring at the 2007 annual meeting of shareholders. This means that the first two nominees with the highest numbers of votes will be elected as the Class III directors. If you vote to “Withhold Authority” with respect to the election of a director nominee, your shares will not be voted with respect to the person indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

     Ratification of Appointment of Independent Accountants. The appointment of Horwath Vélez & Co. PSC as the Company’s independent accountants for the fiscal year ending July 31, 2005, will be ratified if the votes cast at the meeting favoring the ratification of such appointment exceed the votes cast opposing it.

How will abstentions be treated?

     Shareholders have the option of abstaining from voting on Proposal 2 (ratification of the appointment of the independent accountants), but not on Proposal 1 (election of directors). If you abstain from voting on Proposal 2, your shares will be counted for the purpose of determining whether there is a quorum at the meeting, but they will not be included as shares voted on the proposal for the purpose of determining the outcome of the vote. With respect to Proposal 1, because the director is elected by a plurality of the votes cast at the meeting, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on Proposal 1.

How will broker non-votes be treated?

     A “broker non-vote” occurs when a brokerage firm, bank or other nominee does not vote the shares that it holds in street name on behalf of a beneficial owner, because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Neither of the proposals scheduled to be acted upon by the shareholders at the meeting is a non-discretionary item on which a nominee will not have discretion to vote in the absence of voting instructions from the beneficial owner. Instead, Proposal 1 (election of directors) and Proposal 2 (ratification of the appointment of the independent accountants) are discretionary items on which a nominee will have discretion to vote even without voting instructions from the beneficial owner. Therefore, there will not be any broker non-votes at the meeting.

STOCK OWNERSHIP

How much common stock do the Company’s management and its largest shareholders own?

     The following table provides information about the beneficial ownership of the Company’s common stock as of November 15, 2004, by each director of the Company, each person nominated to become a director of the Company, each executive officer of the Company named in the Summary Compensation Table in this Proxy Statement, all directors and executive officers of the Company as a group, and each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock. A person’s beneficial ownership of common stock is determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). Except as indicated herein and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Outstanding(1)

Directors and Executive Officers:

James W. Hopper	445,201	(2)	27.75%
Lanny N. Lambert	8,330		*
Gloria Lee	250		*
Sergio R. Moren	20		*
Robert Schnabl	446		*
Francisco Sanchez	--		--

All directors and executive
officers as a group (6 persons)	454,247		28.31%

Other Shareholders:

David S. Lee	849,191	(3)	52.92%
Cortelco, Inc.	400,000		24.93%

*   Less than 1% of the outstanding shares of common stock.

____________________

(1)

The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 1,604,557 outstanding shares of common stock as of November 15, 2004. The Company has not granted any stock options to purchase shares of the Company's common stock.

(2)

Consists of 2,097 shares held by Mr. Hopper's wife, 400,000 shares held by Cortelco, Inc., and 43,104 shares held by Cortelco Systems Holding Corporation. Mr. Hopper is President of Cortelco, Inc. and a director of Cortelco Systems Holding Corporation. He disclaims beneficial ownership of the shares held by Cortelco, Inc. and Cortelco Systems Holding Corporation.

(3)

Consists of 406,082 shares held by David S. Lee, 5 shares held by the Lee Family Trust 43,104 shares held by Cortelco Systems Holding Corporation, and 400,000 shares held by Cortelco, Inc. Mr. Lee is the trustee of the Lee Family Trust and is both the Chairman of the Board and principal stockholder of Cortelco Systems Holding Corporation. Cortelco, Inc is a wholly-owned subsidiary of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation and Cortelco, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company’s common stock (the “Reporting Persons”) file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. Based solely on the Company’s review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, other than as set forth herein, the Company believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2004.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

     On April 2, 2004, the Company announced that it accepted David Lee’s resignation as Chairman and Director of the Company and appointed Sergio R. Moren as Chairman of the Company. Gloria Lee was also appointed to fill the remaining vacant board position.

     The Board of Directors is divided into three classes of directors whose terms expire in successive years. The Term of the Class I director will expire at the Company’s 2005 annual meeting of shareholders. The sole current Class I director is Sergio R. Moren. The term of the Class II director will expire at the Company’s 2006 annual meeting of shareholders. The sole current Class II director is Lanny N. Lambert. The term of the two Class III directors will expire at this meeting. The current Class III directors are Gloria Lee and James W. Hopper. Each succeeding term of a Class I, Class II, or Class III director will expire at the Company’s third annual meeting of shareholders held after his or her election. In each case, the director will hold office until his or her successor is elected and qualified, subject to the director’s prior death, resignation, retirement, disqualification, or removal from office.

Class III Directors - Nominees for Election - Term Expiring at 2007 Annual Meeting of Shareholders

     The Board of Directors has nominated Gloria Lee and James W. Hopper to be elected at this meeting to serve as Class III directors of the Company for a term expiring at the 2007 annual meeting of shareholders. Ms. Lee was appointed to the Board in March 2004 to fill the vacancy created when David Lee, Ms Lee's father, resigned from the Board. Mr. Hopper is an incumbent director. Information concerning the Class III directors nominees are set forth below.

     Gloria Lee. Ms. Lee, age 36, has been director of the Company from March 2004. Ms. Lee is currently serving as Secretary of eOn Communications Corporation and President of Cidco Communications Corporation. From 1997-1999, Ms. Lee was the General Counsel and Secretary of Photonics Corporation. Ms. Lee has a BA in Economics from the University of California at Santa Cruz and a JD from Willamette University College of Law.

     James W. Hopper. Mr. Hopper, age 60, has been a director of the Company since 2002. He is the President and Chief Executive Officer and a Director of Cortelco, Inc., an affiliate of the Company. Mr. Hopper has also held positions as President and Chief Executive Officer of CMC Industries, Executive Vice President, Vice President and Plant Manager of Cortelco USA. He currently serves on the Board of NSM and Ringer, Inc. Mr. Hopper's experience includes thirty-seven years with ITT and the successor companies of Cortelco, Inc. with the majority or this service in telecommunications.

     The nominees have consented to serve on the Board of Directors. If the nominees were to become unavailable to serve as a director, the Board of Directors may designate a substitute nominees. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

Class I Director – Term Expiring at 2005 Annual Meeting of Shareholders

     The following person currently serve as the Class I director of the Company for a term expiring at the 2005 annual meeting of shareholders:

     Sergio R. Moren. Mr. Moren, age 59, was appointed Chairman of the Company effective March 31, 2004 and has been director of the Company since February 1998. Mr. Moren was President and Chief Executive Officer of the Company from February 1998 until March 2004. From January 1996 to February 1998, Mr. Moren was Vice President of Integrated Technologies, a contract manufacturer. Prior to 1996, Mr. Moren held executive positions in manufacturing, sales and marketing at ITT Industries, Inc., an engineering and manufacturing company, including President and General Manager of ITT Qume Caribe, a division of ITT Industries. Mr. Moren received a master's degree from Harvard University and a B.S.

from Santa Maria University.

Class II Director – Term Expiring at 2006 Annual Meeting of Shareholders

     The following person currently serves as the Class II director of the Company for a term expiring at the 2006 annual meeting of shareholders:

     Lanny N. Lambert.  Mr. Lambert, age 55, has been a director of the Company since 2002. He served as Chief Financial Officer of eOn Communications Corporation ("eOn") from February 2001 until October 2003. Mr. Lambert joined eOn in October 2000 as Vice President and Chief Accounting Officer. His previous experience in the communications industry includes service as Vice President of Finance and Administration and Chief Financial Officer of CMC Industries, Inc. from 1993 to 2000; Vice President of Finance and Administration and Chief Financial Officer of Corinth Telecommunications Corporation, a subsidiary of Alcatel N.V.; and various financial and administrative positions with ITT Corporation.

Board of Directors’ Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE CLASS III DIRECTORS NOMINEES LISTED ABOVE. All proxies solicited on behalf of the Board of Directors will be voted FOR the election of such Class III directors nominees unless the shareholders instruct otherwise in their proxies.

How does the Board of Directors operate?

     The Board of Directors has established a policy of holding meetings on a regular basis and on other occasions when required by special circumstances. The Board of Directors delegates certain of its functions to its standing Audit Committee and Compensation Committee which are described below.

     Audit Committee. The Audit Committee is composed of three directors who are appointed by the Board of Directors. The current members of the Audit Committee are Gloria Lee, Lanny N. Lambert and James W. Hopper. Lanny N. Lambert currently serves as chair of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2002. The principal function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities and duties to the Company’s shareholders and other constituencies relating to the quality and integrity of the Company’s accounting and financial reporting practices. Among other things, the Audit Committee is authorized to review our financial reports and other financial information, systems of internal controls regarding finance, accounting, legal compliance and ethics; and auditing, accounting and financial reporting processes; annually recommend to the board of directors the Firm of independent public accountants to be selected as our auditors; consult with our independent accountants; approve the scope of their audit and other work; meet with members of our management; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information; and direct and supervise investigations into matters within the scope of its duties and responsibilities. The Board of Directors has determined that Mr. Lambert is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Each of the members of the Audit Committee are or were previously executive officers of companies that are affiliates of the Company. As such, the Board of Directors believes that none of the members qualify as an “independent director” as such term is defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

     Compensation Committee. The Compensation Committee is composed of three non-employee directors who are appointed by the Board of Directors. The current members of the Compensation Committee are Gloria Lee, Lanny N. Lambert and James W. Hopper. James W. Hopper currently serves as chair of the Compensation Committee. Each member of the Compensation Committee is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The compensation committee operates under a written charter adopted by the Board of Directors in fiscal 2002. The principal function of the compensation committee is to assist the board of directors in addressing the compensation of our directors, executive officers and other employees. Among other things, the compensation committee is authorized to approve and monitor executive compensation plans, policies, and programs; establish and review the salary and incentive compensation of our executive officers, except for the chief executive officer; recommend the salary and incentive compensation of our chief executive officer, subject to the approval of our board of directors; review and advise our management, as necessary, on succession planning and other significant human resource matters; monitor the effectiveness and funded status of any retirement plans that we may establish and our savings plan; and approve or review significant employee benefit plan actions.

Audit Committee Report

     Management is responsible for the Company’s internal accounting and financial controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors.

     In this context, the Audit Committee has met and held discussions, separately and jointly, with management and the Company’s independent accountants. Management represented to the Audit Committee that the Company’s financial statements as of and for the fiscal year ended July 31, 2004, were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.

     The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements as of and for the fiscal year ended July 31, 2004, be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Cortelco Systems Puerto Rico, Inc.

Gloria Lee Lanny N. Lambert James W. Hopper

How often did the Board of Directors and its committees meet in fiscal 2004?

     The Board of Directors met each quarter during fiscal year 2004. The Audit Committee and the Compensation Committee also met each quarter following the Board’s meeting. Each director attended 100% of the total number of meetings of the Board of Directors and its committees on which he/she served in fiscal 2004.

How are directors nominated?

     The Board of Directors does not have a nominating committee or nominating committee charter. Therefore, the entire Board of Directors effectively acts as the Company’s nominating committee. The Board of Directors has determined that it does not believe a separate nominating committee would be beneficial to the Company because the entire Board consists of only four members, none of whom are presently members of executive management of the Company. However, the Board does not believe that any of the members of the Board of Directors are “independent directors” as such term is defined in Rule 4200 of the Marketplace rules of the National Association of Securities Dealers, Inc. because each of the members either are or were previously executive officers of either the Company or companies that are affiliates of the Company.

     Nominations for election as a director of the Company may be made by the Board of Directors or any shareholder entitled to vote for the election of directors. As required by the Company’s bylaws, shareholder nominations for election to the Board of Directors must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

     The Board of Directors has not determined specific minimum qualifications for Board nominees, it evaluates candidates that it has identified based upon:

character, personal and professional ethics, integrity and values;
executive level business experience and acumen;
relevant business experience or knowledge (although preference may be shown for experience in or knowledge of the telecommunications industries, it is not a prerequisite);
skills and expertise necessary to make significant contributions to the Company, its Board and its stockholders;
business judgment; and
availability and willingness to serve on the Board.

     The Board of Directors will evaluate a candidate identified by a shareholder using the same standards as it uses for candidates it identifies. Before recommending a shareholder’s candidate, the Board of Directors may also:

consider whether the shareholder candidate will significantly add to the range of talents, skills and expertise of the Board;
conduct appropriate verifications of the background of the candidate and verify that the candidate consents to serve on the Board; and
interview the candidate or ask the candidate for additional information.

Stockholder Communications

     Stockholders may communicate with the board of directors or any individual director regarding any matter relating to the Company that is within the responsibilities of the board of directors. Stockholders, when acting solely in such capacity, should send their communications to the board of directors or an individual director c/o corporate secretary, P O Box 363665, San Juan PR 00936-3665 or visit us in Parque Industrial Caguas Oeste, Road 156 Km 58.2 Caguas, Puerto Rico 00727-0137. The corporate secretary will discuss with the individual director whether the subject matter of a stockholder communication is within the responsibilities of the board of directors. The corporate secretary will forward a stockholder communication to the individual directors if such person determines that the communication meets this standard.

How are directors compensated?

     The Company compensates its non-employee directors for their service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for their actual out-of-pocket expenses incurred in attending meetings.

     The directors do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors and committees of the board of directors. Non-employee directors are eligible to receive grants of options to purchase shares of our common stock under the Company’s 2002 Equity Incentive Plan. In order to retain and recruit qualified directors, the Board intends to make annual grants of options to purchase 500 shares of common stock to each non-employee director. Exercise prices will be equal to the fair market value on the date of the grant. Each stock option will vest one year following the date of the grant and expire ten years from the date of the grant. However, as of the date of this Proxy Statement, no options have been granted to non-employee directors.

Compensation Committee Interlocks and Insider Participation

     Gloria Lee, Lanny N. Lambert and James W. Hopper served as members of the Compensation Committee of the Board of Directors during fiscal 2004. Neither of such persons is or has been an officer or employee of the Company. In addition, no executive officer of the Company served during fiscal 2004 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee of the Board of Directors.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Horwath Vélez & Co. PSC as the Company’s independent accountants for the fiscal year ending July 31, 2005, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee. This accounting firm has audited the financial statements of the Company since fiscal year 2003. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes such a change would be in the best interests of the Company and its stockholders.

CHANGE IN INDEPENDENT AUDITORS DURING FISCAL YEAR 2003

     On June 30, 2003, upon the recommendation of the Audit Committee of the Board of Directors of the Company, the Board of Directors decided to no longer engage Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor, and engaged Horwath Velez & Co. PSC (“Horwath”) to serve as the Company’s independent auditor for the fiscal year ending July 31, 2003.

     Deloitte’s reports on the Company’s financial statements for each of the fiscal years ended July 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, but included uncertainty paragraphs as to the Company’s ability to continue as a going concern. In addition, Deloitte’s report of the Company’s financial statements for the year ended July 31, 2002 also included an explanatory paragraph as to the spin-off of the Company from eOn effective July 31, 2002. The Company’s financial statements for 2001 and 2002 were included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2002.

     During the Company’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 30, 2003, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s financial statements for such fiscal years.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended July 31, 2002 and 2001, or the subsequent interim period through June 30, 2003.

     The Company has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter to the Securities and Exchange Commission dated July 2, 2003, is filed as Exhibit 16.1 to the Company’s Form 8-K, dated as of June 30, 2003.

     During the Company’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 30, 2003, the Company did not consult Horwath regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     Representatives of Horwath are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from the Company’s shareholders.

FEES PAID TO THE INDEPENDENT AUDITORS

      Audit Fees

     The aggregate fees billed by Horwath for professional services rendered for the audit of the Company’s annual financial statements for the year ended July 31, 2004, and for the reviews of the financial statements included in the Company’s Quarterly Reports filed on Form 10-Q for that fiscal year were $51,590. The aggregate fees billed by Deloitte and Horwath for professional services rendered for the audit of the Company’s annual financial statement for the year ended July 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports filed on Form 10-Q for that fiscal year were $40,000 and $30,735, respectively.

      Audit-Related Fees

     There were no fees billed by Horwath in fiscal years 2004 and 2003 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that were not included under “Audit Fees” above.

      Tax Fees

     The aggregate fees billed by Horwath for tax compliance, tax advice, and tax planning for fiscal year 2004 were $4,700. The aggregate fees billed by Deloitte and Horwath for tax compliance, tax advice, and tax planning for fiscal year 2003 were $23,440 and $4,500, respectively. The fees were approved by the Company’s audit committee.

      All Other Fees

     There were no fees billed by Horwath and Deloitte in fiscal years 2004 and 2003 other than as described above.

      Audit Committee

     It is the policy of the Audit Committee to pre-approve all audit and non-audit services provided by the Company’s independent auditor. As discussed above, the only non-audit services provided by the Company’s accountants for fiscal years 2004 and 2003 were for tax services, which were approved by the Audit Committee.

     The Audit Committee has considered whether the provision by Deloitte and Horwath of all non-audit services is compatible with maintaining their independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HORWATH VELEZ & CO. PSC AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2005. All proxies solicited on behalf of the Board of Directors will be voted FOR the ratification of the appointment of the independent accountants unless the shareholders instruct otherwise in their proxies. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

EXECUTIVE OFFICERS

     On April 2, 2004, the Company announced that it had accepted Sergio R. Moren’s resignation as the Chief Executive Officer and President of the Company and appointed Robert Schnabl as interim Chief Executive Officer and President of the Company to serve in such capacity until a permanent successor or successors be duly elected and qualified.

     The following individuals serve as executive officers of the Company:

     ROBERT SCHNABL, age 53, was appointed President and Chief Executive Officer of the Company effective April 1st, 2004. Mr. Schnabl has served as Director of Program Management for Cortelco, Inc. since 1999. From 1994 until 1999, he served in a variety of roles for Cortelco Inc., Cortelco Systems and eOn Communications. Prior to joining Cortelco in 1994, Mr. Schnabl was the Vice-President of Engineering and Quality for CMC Industries, Inc., which, at the time, was one of the fifteen largest contract electronics manufacturing companies of the world. From 1981 until 1990, Mr. Schnabl held numerous positions of increasing responsibility with ITT Telecommunications and its successor companies in the Engineering and Quality departments. Mr. Schnabl has a Bachelor of Science degree from the United States Military Academy at West Point.

     FRANCISCO SANCHEZ, age 57, became Chief Financial Officer of the Company in July 2000 and became Vice President - Finance and Administration in April 1999. Mr. Sanchez served as a director of the Company from January 2002 to September 2002. He was Vice President - Finance and Administration of Cortelco Puerto Rico, Inc. from July 1998 until April 1999. From June 1987 to 1998, Mr. Sanchez was Caribbean Region Comptroller for H.B. Fuller Company. From June 1978 to May 1987, Mr. Sanchez held executive positions, Assistant Comptroller in manufacturing, sales and marketing at ITT Industries, Inc. Mr. Sanchez received a master's degree from Metropolitan University and a BBA from Puerto Rico University.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Overview. The Compensation Committee of the Board of Directors (the “Committee”) administers the Company’s executive compensation program. The Committee is composed of three non-employee directors, Gloria Lee, James W. Hopper and Lanny N. Lambert. The Committee is responsible for making decisions with respect to the compensation of the Company’s executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company’s shareholders while providing appropriate incentives to its executive officers.

     Compensation Philosophy. The Company’s executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company’s shareholders. The Committee believes that a significant portion of executive officers’ compensation potential on an annual basis should be at risk based on the Company’s performance. If the Company’s performance does not meet the criteria established by the Committee, incentive compensation will be adjusted accordingly.

     Compensation Program. The compensation for executive officers of the Company generally consists of a base salary, an annual cash incentive, and long-term incentive compensation consisting of cash awards and equity-based awards. The total direct compensation (i.e., base salary, annual cash incentive, and long-term incentive compensation) paid to the Company’s executive officers is intended to be competitive with the total direct compensation paid to executive officers in similar positions at companies in our industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     Base Salary. The Committee determines the base salaries of the Chief Executive Officer and all other executive officers of the Company. In setting the base salaries, the Committee assesses the executive’s responsibilities, experience and performance, compensation data of other companies, and the competitive environment for attracting and retaining executives. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer’s achievement of performance objectives.

     Annual Cash Incentive. The Company implemented an annual cash incentive plan for its executive officers with respect to their performance in fiscal 2004. The plan provided for the discretionary payment by the Company of an annual incentive bonus in the event that the Company achieved a specific financial performance goal for fiscal 2004. The Company achieved the financial performance goal and, as a result, paid an annual incentive bonus of $8,973 to Sergio R. Moren, former President and Chief Executive Officer. No incentive bonus was paid to Robert Schnabl, actual President and Chief Executive Officer.

     Long-Term Incentive Compensation. In fiscal 2004, the Company did not provide its executive officers with any long-term incentive compensation in the form of stock options granted under the Company’s 2002 Equity Incentive Plan. The Committee may base grants of equity-based awards on various factors, including the number of shares of common stock outstanding, the number of shares of common stock authorized under the plan, the executive officer’s ability to contribute to the Company’s future success, and other elements of the executive’s compensation.

     Compensation of Chief Executive Officer. Robert Schnabl was President and Chief Executive Officer of the Company beginning April 2004 subsequent to the resignation of Sergio R. Moren. Mr. Schnabl's salary is paid by Cortelco, Inc. an affiliated company.

Submitted by the Compensation Committee of the Board of Directors of Cortelco Systems Puerto Rico, Inc.

Gloria Lee Lanny N. Lambert James W. Hopper

Summary Compensation Table

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to the Company’s Chief Executive Officer in fiscal 2004 (Sergio R. Moren and Robert Schnabl). There are no other executive officers whose total annual salary and bonus exceeded $100,000. The Company has not granted any stock options to purchase common stock of the Company to this date.

		Annual Compensation			Long-Term Compensation
Name and Principal Positions	Fiscal Year	Salary		Bonus	Number of eOn Stock Options Granted(2)	All Other Compensation(3)
Robert Schnabl	2004	$ 30,000	(1)	--	--	--
President and Chief	2003	--		--	--	--
Executive Officer	2002	--		--	--	--

Sergio Moren	2004	$ 74,233		$ 8,973	$ 6,400
Former President and Chief	2003	$ 90,927		$18,306	10,087
Executive Officer	2002	$120,791		$14,535	5,000	$13,042

(1)	Consists of estimated management fees and salary allocation from Cortelco, Inc. for services provided to the Company.

(2)	Consists of numbers of shares of eOn common stock underlying stock options granted to the executive officer in fiscal year 2002. The Company was spun-off from eOn in July 2002.

(3)	Other annual compensation for fiscal 2004, 2003 and 2002 consisted of an automobile allowance for Mr. Moren.

Stock Option Grants in Fiscal year 2004

The Company has not granted any stock options to purchase shares of its common stock during fiscal year 2004.

CERTAIN TRANSACTIONS

     From time to time, the Company enters into transactions with persons that are affiliated with the Company. Below is a summary of all transactions entered into between our affiliates and us since the beginning of our last fiscal year in which the amount involved exceeded $60,000.

     The Company purchases equipment from Cortelco, Inc., a wholly owned subsidiary of Cortelco Systems Holding Corporation. David S. Lee is the Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Hopper is President, Chief Executive Officer and a Director of Cortelco, Inc. and a director of Cortelco Systems Holding Corporation. Mr. Hopper is also director and Mr. Lee is a principal shareholder of the Company. In fiscal year 2004, our purchases from Cortelco, Inc. totaled $466,000.

     Mr. Schnabl, the Company's current President and Chief Executive Officer is employed by Cortelco, Inc. In addition, certain administrative functions of the Company are performed by employees of Cortelco, Inc. to realize synergies and areas of expertise that benefit Cortelco Systems Puerto Rico, Inc. The Company reimburses Cortelco, Inc. only for travel and related expenses for these services. The estimated fair market value of services rendered that were not reimbursed was approximately $56,000.

     We believe that the transactions set forth above were made on terms more favorable to us than could have been otherwise obtained from unaffiliated third parties. As a matter of policy, all transactions between the Company and any of its officers, directors, and principal shareholders are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote the shares of common stock represented by proxies that are submitted to the Company in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies. The Company has retained Computershare Trust Company to provide services relating to the solicitation of proxies for the meeting. The Company has agreed to pay to Computershare Trust Company a fee of $1,617.12 and to reimburse it for certain out-of-pocket expenses incurred in providing such services. Directors, officers, and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile, or other electronic means. The Company requests that brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

Shareholder Proposals for 2005 Annual Meeting of Shareholders

     Shareholders interested in presenting a proposal for consideration at the Company’s 2005 annual meeting of shareholders must follow the procedures prescribed in the Company’s bylaws and the proxy rules of the SEC. The Company’s bylaws and the SEC’s Rule 14a-8 under the Securities Exchange Act of 1934, as amended, require that shareholder proposals that are intended to be presented at the Company’s 2005 annual meeting of shareholders must be received by the Company (attention: Corporate Secretary) at its office located at Parque Industrial Caguas Oeste, Road 156 Km. 58.2 Caguas PR 00727-0137, not later than April 23, 2005, in order to be eligible for inclusion in the Company’s proxy solicitation materials relating to the meeting. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company’s bylaws or the SEC’s proxy rules.

By Order of the Board of Directors,

/s/ Francisco Sanchez

Francisco Sanchez Secretary

Caguas, Puerto Rico

November 24, 2004

PROXY	PROXY

CORTELCO SYSTEMS PUERTO RICO, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 18, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The 2004 Annual Meeting of Shareholders of Cortelco Systems Puerto Rico, Inc. (the "Company") will be held at the Company's office located at Parque Industrial Valle Tolima, Road 156 km 58.2 Caguas, Puerto Rico 00727-0137, on January 18, 2004, beginning at 11:00 a.m. (Local time). The undersigned hereby acknowledges receipt of the combined Notice of 2004 Annual Meeting of Shareholders and Proxy Statement dated November 24, 2004 accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

          The undersigned hereby appoints Robert Schnabl and Francisco Sanchez, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

          The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

(Continued on reverse side)
/\ FOLD AND DETACH HERE /\

Please mark your votes as indicated in this example.          [X]

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instructions are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1.	To elect two Class III directors of the Company to serve on the Board of Directors for a term expiring at the 2007 annual meeting of shareholders.

	01 Gloria Lee	FOR the nominee listed (except as otherwise indicated*)	[ ]
		WITHHOLD AUTHORITY for the nominee listed	[ ]

	02 James W. Hopper	FOR the nominee listed (except as otherwise indicated*)	[ ]
		WITHHOLD AUTHORITY for the nominee listed	[ ]

* To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

2.	To ratify the appointment of Horwath Velez & Co. PSC as the Company's independent accountants for the fiscal year ending July 31, 2005.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Date:
Signature of shareholder	Signature of shareholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.